                                                                      EXHIBIT 99

                            GLOBAL STRUCTURED FINANCE

                             BoAALT 2004-10 Group 1
                           30YR CB Non-Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. GENERAL POOL CHARACTERISTICS

Pool Size: $123,090,274.02
Loan Count: 996
Cut-off Date: 2004-10-01
Avg. Loan Balance: $123,584.61
Avg. Orig. Balance: $123,685.44
W.A. FICO*: 736
W.A. Orig. LTV: 69.95%
W.A. Cut-Off LTV: 69.91%
W.A. Gross Coupon: 6.3050%
W.A. Net Coupon: 6.0475%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 8.76%
% over 100 COLTV: 0.00%
% with PMI: 8.76%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.62%
W.A. MI Adjusted LTV: 68.05%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.66%
% Conforming: 100.00%

* FICO not available for 2 loans, or 0.2% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

                              ORIGINAL BALANCE    PERCENT
                              -----------------   -------
                              <= 50,000              4.50%
                              50,001 - 150,000      46.00
                              150,001 - 250,000     28.85
                              250,001 - 350,000     17.86
                              350,001 - 450,000      1.57
                              450,001 - 550,000      1.22
                                                  -------
                              Total:               100.00%
                                                  -------
Average: $123,685.44
Lowest: $19,320.00
Highest: $542,500.00

--------------------------------------------------------------------------------

3. CUT-OFF BALANCE

                              CUT-OFF BALANCE     PERCENT
                              -----------------   -------
                              <= 50,000              4.52%
                              50,001 - 150,000      45.98
                              150,001 - 250,000     28.85
                              250,001 - 350,000     17.86
                              350,001 - 450,000      1.57
                              450,001 - 550,000      1.22
                                                  -------
                              Total:               100.00%
                                                  -------

Average: $123,584.61
Lowest: $19,303.37
Highest: $542,500.00

--------------------------------------------------------------------------------

4. INDEX

                              INDEX    PERCENT
                              ------   -------
                              FIX       100.00%
                                       -------
                              Total:    100.00%
                                       -------

--------------------------------------------------------------------------------

5. PRODUCT TYPE

                              PRODUCT TYPE   PERCENT
                              ------------   -------
                              30 YR FIXED      99.08%
                              25 YR FIXED       0.84
                              24 YR FIXED       0.07
                                             -------
                              Total:          100.00%
                                             -------

--------------------------------------------------------------------------------

6. COUPON

                              COUPON          PERCENT
                              -------------   -------
                              5.251 - 5.375      0.15%
                              5.376 - 5.500      0.43
                              5.501 - 5.625      0.72
                              5.626 - 5.750      2.83
                              5.751 - 5.875      5.81
                              5.876 - 6.000      9.33
                              6.001 - 6.125      6.04
                              6.126 - 6.250     17.35
                              6.251 - 6.375     30.88
                              6.376 - 6.500     14.02
                              6.501 - 6.625      7.46
                              6.626 - 6.750      2.88
                              6.751 - 6.875      1.60
                              6.876 - 7.000      0.19
                              7.126 - 7.250      0.07
                              7.251 - 7.375      0.25
                                              -------
                              Total:           100.00%
                                              -------

W.A.: 6.305
Lowest: 5.375
Highest: 7.375

--------------------------------------------------------------------------------

7. CREDIT SCORE

                              CREDIT SCORE   PERCENT
                              ------------   -------
                              800 - 849         5.22%
                              750 - 799        39.71
                              700 - 749        34.83
                              650 - 699        15.97
                              600 - 649         4.03
                              N/A               0.24
                                             -------
                              Total:          100.00%
                                             -------
W.A.: 736
Lowest: 609
Highest: 842

--------------------------------------------------------------------------------

8. LIEN POSITION

                              LIEN POSITION   PERCENT
                              -------------   -------
                              1                100.00%
                                              -------
                              Total:           100.00%
                                              -------

--------------------------------------------------------------------------------

9. LOAN PURPOSE

                              LOAN PURPOSE          PERCENT
                              -------------------   -------
                              Purchase                49.77%
                              Refinance-Cashout       35.47
                              Refinance-Rate/Term     14.77
                                                    -------
                              Total:                 100.00%
                                                    -------

--------------------------------------------------------------------------------

10. PROPERTY TYPE

                              PROPERTY TYPE   PERCENT
                              -------------   -------
                              SFR               55.76%
                              2-Family          13.51
                              Condo             11.40
                              PUD Detach         6.50
                              4-Family           6.18
                              3-Family           3.50
                              PUD Attach         1.97
                              Townhouse          0.98
                              Condotel           0.18
                                              -------
                              Total:           100.00%
                                              -------

--------------------------------------------------------------------------------

11. APPRAISAL METHOD

                              APPRAISAL METHOD   PERCENT
                              ----------------   -------
                              2055E                15.05%
                              2055IE               12.88
                              2065                  0.10
                              AVM                  18.39
                              FULL                 53.40
                              Tax Assessment        0.16
                                                 -------
                              Total:              100.00%
                                                 -------

--------------------------------------------------------------------------------

12. DOCUMENTATION

                              DOCUMENTATION    PERCENT
                              --------------   -------
                              Reduced            62.75%
                              Standard           26.59
                              Stated              9.47
                              All Ready Home      0.50
                              No Ratio            0.50
                              Rapid               0.19
                                               -------
                              Total:            100.00%
                                               -------

--------------------------------------------------------------------------------

13. OCCUPANCY STATUS

                              OCCUPANCY STATUS   PERCENT
                              ----------------   -------
                              Investor             97.29%
                              Secondary             2.71
                                                 -------
                              Total:              100.00%
                                                 -------

--------------------------------------------------------------------------------

14. PMI PROVIDERS

                              PMI PROVIDERS   PERCENT
                              -------------   -------
                              NONE              91.24%
                              UGIC               2.31
                              PMIC               1.49
                              RGIC               1.38
                              RMIC               1.16
                              MGIC               1.01
                              GEMIC              0.73
                              TGIC               0.68
                                              -------
                              Total:           100.00%
                                              -------

--------------------------------------------------------------------------------

15. STATE

                              STATE            PERCENT
                              --------------   -------
                              California         33.54%
                              Florida            14.65
                              Virginia            3.71
                              Texas               3.68
                              North Carolina      3.57
                              Other              40.85
                                               -------
                              Total:            100.00%
                                               -------

--------------------------------------------------------------------------------

16. CALIFORNIA

                              CALIFORNIA            PERCENT
                              -------------------   -------
                              Northern California     41.60%
                              Southern California     58.40
                                                    -------
                              Total:                 100.00%
                                                    -------

--------------------------------------------------------------------------------

17. ZIP CODE

                              ZIP CODE      PERCENT
                              --------      -------
                              90504            0.66%
                              95370            0.55
                              27103            0.54
                              80424            0.49
                              30110            0.49
                              Other           97.28
                                            -------
                              Total:         100.00%
                                            -------

--------------------------------------------------------------------------------

18. DELINQUENCY*

                              DELINQUENCY*   PERCENT
                              ------------   -------
                              0-29 days       100.00%
                                             -------
                              Total:          100.00%
                                             -------

* MBA method

--------------------------------------------------------------------------------

19. TIMES 30 DAYS DLQ

                              TIMES 30 DAYS DLQ   PERCENT
                              -----------------   -------
                              0                    100.00%
                                                  -------
                              Total:               100.00%
                                                  -------

--------------------------------------------------------------------------------

20. CONVERTIBLE FLAG

                              CONVERTIBLE FLAG   PERCENT
                              ----------------   -------
                              N                   100.00%
                                                 -------
                              Total:              100.00%
                                                 -------

--------------------------------------------------------------------------------

21. BUYDOWN AGREEMENT

                              BUYDOWN AGREEMENT   PERCENT
                              -----------------   -------
                              N                    100.00%
                                                  -------
                              Total:               100.00%
                                                  -------

--------------------------------------------------------------------------------

22. ORIGINAL TERM

                              ORIGINAL TERM   PERCENT
                              -------------   -------
                              288                0.07%
                              300                0.84
                              360               99.08
                                              -------
                              Total:           100.00%
                                              -------

W.A.: 359.4 months
Lowest: 288 months
Highest: 360 months

--------------------------------------------------------------------------------

23. CUT-OFF REMAINING TERM

                              CUT-OFF REMAINING TERM   PERCENT
                              ----------------------   -------
                              241 - 288                   0.07%
                              295 - 300                   0.84
                              355 - 360                  99.08
                                                       -------
                              Total:                    100.00%
                                                       -------

W.A.: 358.9 months
Lowest: 288 months
Highest: 360 months

--------------------------------------------------------------------------------

24. CUTOFF LOAN AGE

                              CUTOFF LOAN AGE   PERCENT
                              ---------------   -------
                              0                   49.59%
                              1 - 6               50.41
                                                -------
                              Total:             100.00%
                                                -------

W.A.: 0.5 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

25. OLTV

                              OLTV            PERCENT
                              -------------   -------
                              <= 20.00           0.51%
                              20.01 - 25.00      0.35
                              25.01 - 30.00      0.94
                              30.01 - 35.00      1.57
                              35.01 - 40.00      2.21
                              40.01 - 45.00      3.30
                              45.01 - 50.00      2.89
                              50.01 - 55.00      4.24
                              55.01 - 60.00      5.05
                              60.01 - 65.00      6.29
                              65.01 - 70.00     15.80
                              70.01 - 75.00     10.99
                              75.01 - 80.00     37.08
                              80.01 - 85.00      0.96
                              85.01 - 90.00      7.72
                              90.01 - 95.00      0.08
                                              -------
                              Total:           100.00%
                                              -------

W.A.: 69.95%
Lowest: 17.17%
Highest: 95.00%

--------------------------------------------------------------------------------

26. CUT-OFF LTV

                              CUT-OFF LTV     PERCENT
                              -------------   -------
                              <= 20.00           0.51%
                              20.01 - 25.00      0.35
                              25.01 - 30.00      0.94
                              30.01 - 35.00      1.59
                              35.01 - 40.00      2.21
                              40.01 - 45.00      3.30
                              45.01 - 50.00      2.89
                              50.01 - 55.00      4.24
                              55.01 - 60.00      5.05
                              60.01 - 65.00      6.29
                              65.01 - 70.00     15.80
                              70.01 - 75.00     10.99
                              75.01 - 80.00     37.06
                              80.01 - 85.00      0.96
                              85.01 - 90.00      7.72
                              90.01 - 95.00      0.08
                                              -------
                              Total:           100.00%
                                              -------

W.A.: 69.91%
Lowest: 17.17%
Highest: 94.90%

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC

________________________________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            GLOBAL STRUCTURED FINANCE

                             BoAALT 2004-10 Group 2
                             30YR CB Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. GENERAL POOL CHARACTERISTICS

Pool Size: $104,590,827.99
Loan Count: 701
Cut-off Date: 2004-10-01
Avg. Loan Balance: $149,202.32
Avg. Orig. Balance: $149,295.33
W.A. FICO*: 731
W.A. Orig. LTV: 78.77%
W.A. Cut-Off LTV: 78.72%
W.A. Gross Coupon: 6.3258%
W.A. Net Coupon: 6.0683%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 17.02%
% over 100 COLTV: 3.19%
% with PMI: 17.02%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 29.34%
W.A. MI Adjusted LTV: 73.91%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.53%
% Conforming: 100.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

                              ORIGINAL BALANCE    PERCENT
                              -----------------   -------
                              <= 50,000              0.69%
                              50,001 - 150,000      39.54
                              150,001 - 250,000     37.83
                              250,001 - 350,000     20.51
                              350,001 - 450,000      1.43
                                                  -------
                              TOTAL:               100.00%
                                                  -------

Average: $149,295.33
Lowest: $22,500.00
Highest: $410,000.00

--------------------------------------------------------------------------------

3. CUT-OFF BALANCE

                              CUT-OFF BALANCE     PERCENT
                              -----------------   -------
                              <= 50,000              0.69%
                              50,001 - 150,000      39.82
                              150,001 - 250,000     37.54
                              250,001 - 350,000     20.51
                              350,001 - 450,000      1.43
                                                  -------
                              TOTAL:               100.00%
                                                  -------
Average: $149,202.32
Lowest: $22,500.00
Highest: $409,620.26

--------------------------------------------------------------------------------

4. INDEX

                              INDEX    PERCENT
                              ------   -------
                              FIX       100.00%
                                       -------
                              TOTAL:    100.00%
                                       -------

--------------------------------------------------------------------------------

5. PRODUCT TYPE

                              PRODUCT TYPE        PERCENT
                              ------------        -------
                              30 YR FIXED           99.89%
                              20 YR FIXED            0.11
                                                  -------
                              TOTAL:               100.00%
                                                  -------

--------------------------------------------------------------------------------

6. COUPON

                              COUPON              PERCENT
                              -------------       -------
                              5.126 - 5.250          0.22%
                              5.376 - 5.500          0.30
                              5.501 - 5.625          0.23
                              5.626 - 5.750          1.02
                              5.751 - 5.875          5.02
                              5.876 - 6.000          5.80
                              6.001 - 6.125         10.88
                              6.126 - 6.250         21.96
                              6.251 - 6.375         23.92
                              6.376 - 6.500         17.94
                              6.501 - 6.625          6.78
                              6.626 - 6.750          3.19
                              6.751 - 6.875          2.32
                              6.876 - 7.000          0.41
                                                  -------
                              TOTAL:               100.00%
                                                  -------

W.A.: 6.326
Lowest: 5.250
Highest: 7.000

--------------------------------------------------------------------------------

7. CREDIT SCORE

                              CREDIT SCORE        PERCENT
                              ------------        -------
                              800 - 849              3.77%
                              750 - 799             28.55
                              700 - 749             46.43
                              650 - 699             20.31
                              600 - 649              0.94
                                                  -------
                              TOTAL:               100.00%
                                                  -------

W.A.: 731
Lowest: 624
Highest: 820

--------------------------------------------------------------------------------

8. LIEN POSITION

                              LIEN POSITION       PERCENT
                              -------------       -------
                              1                    100.00%
                                                  -------
                              TOTAL:               100.00%
                                                  -------

--------------------------------------------------------------------------------

9. LOAN PURPOSE

                              LOAN PURPOSE          PERCENT
                              -------------------   -------
                              Purchase                78.32%
                              Refinance-Cashout       14.84
                              Refinance-Rate/Term      6.84
                                                    -------
                              TOTAL:                 100.00%
                                                    -------

--------------------------------------------------------------------------------

10. PROPERTY TYPE

                              PROPERTY TYPE       PERCENT
                              -------------       -------
                              SFR                   71.38%
                              PUD Detach            11.80
                              Condo                  8.76
                              2-Family               2.76
                              PUD Attach             2.46
                              3-Family               0.99
                              4-Family               0.88
                              Townhouse              0.78
                              Condotel               0.17
                                                  -------
                              TOTAL:               100.00%
                                                  -------

--------------------------------------------------------------------------------

11. APPRAISAL METHOD

                              APPRAISAL METHOD    PERCENT
                              ----------------    -------
                              2055E                  3.00%
                              2055IE                 6.06
                              AVM                    0.41
                              FULL                  90.52
                                                  -------
                              TOTAL:               100.00%
                                                  -------

--------------------------------------------------------------------------------

12. DOCUMENTATION

                              DOCUMENTATION       PERCENT
                              -------------       -------
                              Standard              51.24%
                              Stated                32.92
                              No Ratio               8.80
                              Reduced                6.64
                              Rapid                  0.40
                                                  -------
                              TOTAL:               100.00%
                                                  -------

--------------------------------------------------------------------------------

13. OCCUPANCY STATUS

                              OCCUPANCY STATUS    PERCENT
                              ----------------    -------
                              Primary              100.00%
                                                  -------
                              TOTAL:               100.00%
                                                  -------

--------------------------------------------------------------------------------

14. PMI PROVIDERS

                              PMI PROVIDERS       PERCENT
                              -------------       -------
                              NONE                  82.98%
                              UGIC                   8.76
                              PMIC                   2.46
                              RMIC                   1.98
                              RGIC                   1.41
                              GEMIC                  1.07
                              MGIC                   0.94
                              TGIC                   0.40
                                                  -------
                              TOTAL:               100.00%
                                                  -------

--------------------------------------------------------------------------------

15. STATE

                              STATE               PERCENT
                              --------------      -------
                              California            14.03%
                              Florida               13.48
                              Texas                  7.74
                              Maryland               6.13
                              North Carolina         4.15
                              Other                 54.47
                                                  -------
                              TOTAL:               100.00%
                                                  -------

--------------------------------------------------------------------------------

16. CALIFORNIA

                              CALIFORNIA            PERCENT
                              -------------------   -------
                              Northern California     40.18%
                              Southern California     59.82
                                                    -------
                              TOTAL:                 100.00%
                                                    -------

--------------------------------------------------------------------------------

17. ZIP CODE

                              ZIP CODE    PERCENT
                              --------    -------
                              91790          0.53%
                              33315          0.51
                              33405          0.46
                              94112          0.46
                              32444          0.44
                              Other         97.61
                                          -------
                              TOTAL:       100.00%
                                          -------

--------------------------------------------------------------------------------

18. DELINQUENCY*

                              DELINQUENCY*   PERCENT
                              ------------   -------
                              0-29 days       100.00%
                                             -------
                              Total:          100.00%
                                             -------

* MBA method

--------------------------------------------------------------------------------

19. TIMES 30 DAYS DLQ

                              TIMES 30 DAYS DLQ   PERCENT
                              -----------------   -------
                              0                    100.00%
                                                  -------
                              Total:               100.00%
                                                  -------

--------------------------------------------------------------------------------

20. CONVERTIBLE FLAG

                              CONVERTIBLE FLAG    PERCENT
                              -----------------   -------
                              N                    100.00%
                                                  -------
                              Total:               100.00%
                                                  -------

--------------------------------------------------------------------------------

21. BUYDOWN AGREEMENT

                              BUYDOWN AGREEMENT   PERCENT
                              -----------------   -------
                              N                    100.00%
                                                  -------
                              TOTAL:               100.00%
                                                  -------

--------------------------------------------------------------------------------

22. ORIGINAL TERM

                              ORIGINAL TERM       PERCENT
                              -------------       -------
                              240                    0.11%
                              360                    99.89
                                                  -------
                              TOTAL:               100.00%
                                                  -------
W.A.: 359.9 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. CUT-OFF REMAINING TERM

                              CUT-OFF REMAINING TERM   PERCENT
                              ----------------------   -------
                              235 - 240                   0.11%
                              355 - 360                  99.89
                                                       -------
                              TOTAL:                    100.00%
                                                       -------

W.A.: 359.2 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

24. CUTOFF LOAN AGE

                              CUTOFF LOAN AGE     PERCENT
                              ---------------     -------
                              0                     38.89%
                              1 - 6                 61.11
                                                  -------
                              TOTAL:               100.00%
                                                  -------

W.A.: 0.6 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

25. OLTV

                              OLTV                PERCENT
                              --------------      -------
                              <= 20.00               0.12%
                              20.01 - 25.00          0.29
                              25.01 - 30.00          0.11
                              35.01 - 40.00          0.72
                              40.01 - 45.00          0.84
                              45.01 - 50.00          2.23
                              50.01 - 55.00          2.09
                              55.01 - 60.00          1.89
                              60.01 - 65.00          1.42
                              65.01 - 70.00          4.67
                              70.01 - 75.00          4.01
                              75.01 - 80.00         64.58
                              80.01 - 85.00          0.87
                              85.01 - 90.00          5.64
                              90.01 - 95.00          1.74
                              95.01 - 100.00         5.58
                              >= 100.01              3.19
                                                  -------
                              TOTAL:               100.00%
                                                  -------

W.A.: 78.77%
Lowest: 6.29%
Highest: 103.00%

--------------------------------------------------------------------------------

26. CUT-OFF LTV

                              CUT-OFF LTV         PERCENT
                              --------------      -------
                              <= 20.00               0.12%
                              20.01 - 25.00          0.29
                              25.01 - 30.00          0.11
                              35.01 - 40.00          0.72
                              40.01 - 45.00          0.84
                              45.01 - 50.00          2.23
                              50.01 - 55.00          2.09
                              55.01 - 60.00          1.89
                              60.01 - 65.00          1.42
                              65.01 - 70.00          4.67
                              70.01 - 75.00          4.01
                              75.01 - 80.00         64.58
                              80.01 - 85.00          0.87
                              85.01 - 90.00          5.64
                              90.01 - 95.00          1.74
                              95.01 - 100.00         5.58
                              >= 100.01              3.19
                                                  -------
                              TOTAL:               100.00%
                                                  -------

W.A.: 78.72%
Lowest: 6.29%
Highest: 103.00%

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC

________________________________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            GLOBAL STRUCTURED FINANCE

                             BoAALT 2004-10 Group 3
                                     30YR NC
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. GENERAL POOL CHARACTERISTICS

Pool Size: $31,949,721.23
Loan Count: 60
Cut-off Date: 2004-10-01
Avg. Loan Balance: $532,495.35
Avg. Orig. Balance: $532,885.75
W.A. FICO*: 726
W.A. Orig. LTV: 69.93%
W.A. Cut-Off LTV: 69.88%
W.A. Gross Coupon: 6.3381%
W.A. Net Coupon: 6.0806%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 69.88%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.69%
% Conforming: 0.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

                              ORIGINAL BALANCE        PERCENT
                              ---------------------   -------
                              250,001 - 350,000          4.27%
                              350,001 - 450,000         30.65
                              450,001 - 550,000         20.61
                              550,001 - 650,000         19.45
                              650,001 - 750,000          6.78
                              750,001 - 850,000          2.52
                              850,001 - 950,000          2.84
                              1,250,001 - 1,350,000      8.19
                              1,450,001 - 1,550,000      4.69
                                                      -------
                              Total:                   100.00%
                                                      -------

Average: $532,885.75
Lowest: $336,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. CUT-OFF BALANCE

                              CUT-OFF BALANCE         PERCENT
                              ---------------------   -------
                              250,001 - 350,000          4.27%
                              350,001 - 450,000         30.65
                              450,001 - 550,000         20.61
                              550,001 - 650,000         19.45
                              650,001 - 750,000          6.78
                              750,001 - 850,000          2.52
                              850,001 - 950,000          2.84
                              1,250,001 - 1,350,000      8.19
                              1,450,001 - 1,550,000      4.69
                                                      -------
                              Total:                   100.00%
                                                      -------

Average: $532,495.35
Lowest: $336,000.00
Highest: $1,498,506.74

--------------------------------------------------------------------------------

4. INDEX

                              INDEX    PERCENT
                              ------   -------
                              FIX       100.00%
                                       -------
                              Total:    100.00%
                                       -------

--------------------------------------------------------------------------------

5. PRODUCT TYPE

                              PRODUCT TYPE   PERCENT
                              ------------   -------
                              30 YR FIXED     100.00%
                                             -------
                              Total:          100.00%
                                             -------

--------------------------------------------------------------------------------

6. COUPON

                              COUPON          PERCENT
                              -------------   -------
                              5.751 - 5.875      4.57%
                              5.876 - 6.000     18.56
                              6.001 - 6.125      4.37
                              6.126 - 6.250     25.42
                              6.251 - 6.375      8.90
                              6.376 - 6.500     23.07
                              6.501 - 6.625      4.43
                              6.751 - 6.875      8.11
                              6.876 - 7.000      1.18
                              7.001 - 7.125      1.39
                                              -------
                              Total:           100.00%
                                              -------

W.A.: 6.338
Lowest: 5.875
Highest: 7.125

--------------------------------------------------------------------------------

7. CREDIT SCORE

                              CREDIT SCORE   PERCENT
                              ------------   -------
                              800 - 849         4.69%
                              750 - 799        20.37
                              700 - 749        45.30
                              650 - 699        27.65
                              600 - 649         1.99
                                             -------
                              Total:          100.00%
                                             -------

W.A.: 726
Lowest: 641
Highest: 801

--------------------------------------------------------------------------------

8. LIEN POSITION

                              LIEN POSITION   PERCENT
                              -------------   -------
                              1                100.00%
                                              -------
                              Total:           100.00%
                                              -------

--------------------------------------------------------------------------------

9. LOAN PURPOSE

                              LOAN PURPOSE          PERCENT
                              -------------------   -------
                              Purchase                45.98%
                              Refinance-Cashout       32.54
                              Refinance-Rate/Term     21.47
                                                    -------
                              Total:                 100.00%
                                                    -------

--------------------------------------------------------------------------------

10. PROPERTY TYPE

                              PROPERTY TYPE   PERCENT
                              -------------   -------
                              SFR               72.66%
                              PUD Detach        15.50
                              Condo              8.08
                              2-Family           3.75
                                              -------
                              Total:           100.00%
                                              -------

--------------------------------------------------------------------------------

11. APPRAISAL METHOD

                              APPRAISAL METHOD   PERCENT
                              ----------------   -------
                              2055E                 1.15%
                              2055IE                3.23
                              AVM                   2.03
                              FULL                 93.59
                                                 -------
                              Total:              100.00%
                                                 -------

--------------------------------------------------------------------------------

12. DOCUMENTATION

                              DOCUMENTATION   PERCENT
                              -------------   -------
                              Stated            66.82%
                              Standard          12.80
                              No Ratio          11.31
                              Rapid              7.04
                              Reduced            2.03
                                              -------
                              Total:           100.00%
                                              -------

--------------------------------------------------------------------------------

13. OCCUPANCY STATUS

                              OCCUPANCY STATUS   PERCENT
                              ----------------   -------
                              Primary              96.13%
                              Secondary             2.48
                              Investor              1.39
                                                 -------
                              Total:              100.00%
                                                 -------

--------------------------------------------------------------------------------

14. PMI PROVIDERS

                              PMI PROVIDERS   PERCENT
                              -------------   -------
                              NONE             100.00%
                                              -------
                              Total:           100.00%
                                              -------

--------------------------------------------------------------------------------

15. STATE

                              State            Percent
                              --------------   -------
                              California         65.27%
                              Florida             8.93
                              North Carolina      4.30
                              Maryland            4.13
                              New York            2.96
                              Other              14.42
                                               -------
                              Total:            100.00%
                                               -------

--------------------------------------------------------------------------------

16. CALIFORNIA

                              CALIFORNIA            PERCENT
                              -------------------   -------
                              Northern California     27.50%
                              Southern California     72.50
                                                    -------
                              Total:                 100.00%
                                                    -------

--------------------------------------------------------------------------------

17. ZIP CODE

                              ZIP CODE   PERCENT
                              --------   -------
                              90068         4.69%
                              90066         4.12
                              92660         4.07
                              20817         2.84
                              91201         2.77
                              Other        81.51
                                         -------
                              Total:      100.00%
                                         -------

--------------------------------------------------------------------------------

18. DELINQUENCY*

                              DELINQUENCY*   PERCENT
                              ------------   -------
                              0-29 days       100.00%
                                             -------
                              Total:          100.00%
                                             -------

* MBA method

--------------------------------------------------------------------------------

19. TIMES 30 DAYS DLQ

                              TIMES 30 DAYS DLQ   PERCENT
                              -----------------   -------
                              0                    100.00%
                                                  -------
                              Total:               100.00%
                                                  -------

--------------------------------------------------------------------------------

20. CONVERTIBLE FLAG

                              CONVERTIBLE FLAG   PERCENT
                              ----------------   -------
                              N                   100.00%
                                                 -------
                              Total:              100.00%
                                                 -------

--------------------------------------------------------------------------------

21. BUYDOWN AGREEMENT

                              BUYDOWN AGREEMENT   PERCENT
                              -----------------   -------
                              N                    100.00%
                                                  -------
                              Total:               100.00%
                                                  -------

--------------------------------------------------------------------------------

22. ORIGINAL TERM

                              ORIGINAL TERM   PERCENT
                              -------------   -------
                              360              100.00%
                                              -------
                              Total:           100.00%
                                              -------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

23. CUT-OFF REMAINING TERM

                              CUT-OFF REMAINING TERM   PERCENT
                              ----------------------   -------
                              355 - 360                 100.00%
                                                       -------
                              Total:                    100.00%
                                                       -------

W.A.: 359.2 months
Lowest: 356 months
Highest: 360 months

--------------------------------------------------------------------------------

24. CUTOFF LOAN AGE

                              CUTOFF LOAN AGE   PERCENT
                              ---------------   -------
                              0                   35.30%
                              1 - 6               64.70
                                                -------
                              Total:             100.00%
                                                -------

W.A.: 0.8 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

25. OLTV

                              OLTV            PERCENT
                              -------------   -------
                              35.01 - 40.00      1.17%
                              40.01 - 45.00      3.63
                              50.01 - 55.00      5.29
                              55.01 - 60.00      3.33
                              60.01 - 65.00     10.33
                              65.01 - 70.00     25.70
                              70.01 - 75.00     19.56
                              75.01 - 80.00     30.99
                                              -------
                              Total:           100.00%
                                              -------

W.A.: 69.93%
Lowest: 38.36%
Highest: 80.00%

--------------------------------------------------------------------------------

26. CUT-OFF LTV

                              CUT-OFF LTV     PERCENT
                              -------------   -------
                              35.01 - 40.00      1.17%
                              40.01 - 45.00      3.63
                              50.01 - 55.00      5.29
                              55.01 - 60.00      3.33
                              60.01 - 65.00     10.33
                              65.01 - 70.00     25.70
                              70.01 - 75.00     19.56
                              75.01 - 80.00     30.99
                                              -------
                              Total:           100.00%
                                              -------

W.A.: 69.88%
Lowest: 38.36%
Highest: 80.00%

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC

________________________________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            GLOBAL STRUCTURED FINANCE

                             BoAALT 2004-10 Group 4
                                      15YR
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. GENERAL POOL CHARACTERISTICS

Pool Size: $55,566,644.11
Loan Count: 521
Cut-off Date: 2004-10-01
Avg. Loan Balance: $106,653.83
Avg. Orig. Balance: $106,899.63
W.A. FICO*: 734
W.A. Orig. LTV: 61.41%
W.A. Cut-Off LTV: 61.27%
W.A. Gross Coupon: 5.7655%
W.A. Net Coupon: 5.5080%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 5.64%
% over 100 COLTV: 0.00%
% with PMI: 5.64%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 11.58%
W.A. MI Adjusted LTV: 60.69%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.44%
% Conforming: 96.07%

* FICO not available for 2 loans, or 0.3% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

                              ORIGINAL BALANCE    PERCENT
                              -----------------   -------
                              <= 50,000              7.76%
                              50,001 - 150,000      46.66
                              150,001 - 250,000     24.30
                              250,001 - 350,000     12.65
                              350,001 - 450,000      5.11
                              450,001 - 550,000      3.53
                                                  -------
                              Total:               100.00%
                                                  -------

Average: $106,899.63
Lowest: $12,000.00
Highest: $500,000.00

--------------------------------------------------------------------------------

3. CUT-OFF BALANCE

                              CUT-OFF BALANCE     PERCENT
                              -----------------   -------
                              <= 50,000              7.76%
                              50,001 - 150,000      46.93
                              150,001 - 250,000     24.03
                              250,001 - 350,000     12.65
                              350,001 - 450,000      5.11
                              450,001 - 550,000      3.53
                                                  -------
                              Total:               100.00%
                                                  -------

Average: $106,653.83
Lowest: $11,957.85
Highest: $500,000.00

--------------------------------------------------------------------------------

4. INDEX

                              INDEX      PERCENT
                              --------   -------
                              FIX         100.00%
                                         -------
                              Total:      100.00%
                                         -------

--------------------------------------------------------------------------------

5. PRODUCT TYPE

                              PRODUCT TYPE   PERCENT
                              ------------   -------
                              15 YR FIXED      99.75%
                              14 YR FIXED       0.13
                              10 YR FIXED       0.08
                              11 YR FIXED       0.04
                                             -------
                              Total:          100.00%
                                             -------

--------------------------------------------------------------------------------

6. COUPON

                              COUPON          PERCENT
                              -------------   -------
                              4.501 - 4.625      0.31%
                              4.626 - 4.750      0.22
                              4.751 - 4.875      0.17
                              4.876 - 5.000      0.39
                              5.001 - 5.125      0.17
                              5.126 - 5.250      3.19
                              5.251 - 5.375      4.98
                              5.376 - 5.500     10.53
                              5.501 - 5.625      9.85
                              5.626 - 5.750     26.49
                              5.751 - 5.875     21.72
                              5.876 - 6.000     11.90
                              6.001 - 6.125      7.03
                              6.126 - 6.250      2.26
                              6.251 - 6.375      0.39
                              6.376 - 6.500      0.30
                              6.501 - 6.625      0.09
                                              -------
                              Total:           100.00%
                                              -------

W.A.: 5.766
Lowest: 4.625
Highest: 6.625

--------------------------------------------------------------------------------

7. CREDIT SCORE

                              CREDIT SCORE   PERCENT
                              ------------   -------
                              800 - 849         3.56%
                              750 - 799        34.67
                              700 - 749        41.28
                              650 - 699        17.56
                              600 - 649         2.67
                              N/A               0.26
                                             -------
                              Total:          100.00%
                                             -------

W.A.: 734
Lowest: 605
Highest: 842

--------------------------------------------------------------------------------

8. LIEN POSITION

                              LIEN POSITION   PERCENT
                              -------------   -------
                              1                100.00%
                                              -------
                              Total:           100.00%
                                              -------

--------------------------------------------------------------------------------

9. LOAN PURPOSE

                              LOAN PURPOSE          PERCENT
                              -------------------   -------
                              Refinance-Cashout       44.62%
                              Purchase                30.24
                              Refinance-Rate/Term     25.14
                                                    -------
                              Total:                 100.00%
                                                    -------

--------------------------------------------------------------------------------

10. PROPERTY TYPE

                              PROPERTY TYPE   PERCENT
                              -------------   -------
                              SFR               57.57%
                              2-Family          15.25
                              Condo              9.75
                              4-Family           7.51
                              PUD Detach         4.06
                              3-Family           3.91
                              PUD Attach         1.60
                              Townhouse          0.36
                                              -------
                              Total:           100.00%
                                              -------

--------------------------------------------------------------------------------

11. APPRAISAL METHOD

                              Appraisal Method    Percent
                              -----------------   -------
                              2055E                 10.88%
                              2055IE                12.56
                              AVM                   17.67
                              Drive-By Form 704      0.45
                              FULL                  58.20
                              Tax Assessment         0.24
                                                  -------
                              Total:               100.00%
                                                  -------

--------------------------------------------------------------------------------

12. DOCUMENTATION

                              DOCUMENTATION       PERCENT
                              -----------------   -------
                              Reduced               53.73%
                              Standard              23.34
                              Stated                16.15
                              No Ratio               5.74
                              All Ready Home         1.04
                                                  -------
                              Total:               100.00%
                                                  -------

--------------------------------------------------------------------------------

13. OCCUPANCY STATUS

                              OCCUPANCY STATUS    PERCENT
                              -----------------   -------
                              Investor              79.47%
                              Primary               18.34
                              Secondary              2.19
                                                  -------
                              Total:               100.00%
                                                  -------

--------------------------------------------------------------------------------

14. PMI PROVIDERS

                              PMI PROVIDERS       PERCENT
                              -----------------   -------
                              NONE                  94.36%
                              RGIC                   1.43
                              UGIC                   1.36
                              RMIC                   0.95
                              PMIC                   0.85
                              GEMIC                  0.55
                              MGIC                   0.40
                              TGIC                   0.10
                                                  -------
                              Total:               100.00%
                                                  -------

--------------------------------------------------------------------------------

15. STATE

                              STATE               PERCENT
                              -----------------   -------
                              California            34.10%
                              Florida               12.80
                              Texas                  6.48
                              Missouri               4.05
                              South Carolina         3.02
                              Other                 39.55
                                                  -------
                              Total:               100.00%
                                                  -------

--------------------------------------------------------------------------------

16. CALIFORNIA

                              CALIFORNIA            PERCENT
                              -------------------   -------
                              Northern California     30.24%
                              Southern California     69.76
                                                    -------
                              Total:                 100.00%
                                                    -------

--------------------------------------------------------------------------------

17. ZIP CODE

                              ZIP CODE   PERCENT
                              --------   -------
                              92117         1.44%
                              90019         0.92
                              02703         0.91
                              34112         0.90
                              90706         0.90
                              Other        94.93
                                         -------
                              Total:      100.00%
                                         -------

--------------------------------------------------------------------------------

18. DELINQUENCY*

                              DELINQUENCY*   PERCENT
                              ------------   -------
                              0-29 days       100.00%
                                             -------
                              Total:          100.00%
                                             -------

* MBA method

--------------------------------------------------------------------------------

19. TIMES 30 DAYS DLQ

                              TIMES 30 DAYS DLQ   PERCENT
                              -----------------   -------
                              0                     99.69%
                              1                      0.31
                                                  -------
                              Total:               100.00%
                                                  -------

--------------------------------------------------------------------------------

20. CONVERTIBLE FLAG

                              CONVERTIBLE FLAG   PERCENT
                              ----------------   -------
                              N                   100.00%
                                                 -------
                              Total:              100.00%
                                                 -------

--------------------------------------------------------------------------------

21. BUYDOWN AGREEMENT

                              BUYDOWN AGREEMENT   PERCENT
                              -----------------   -------
                              N                    100.00%
                                                  -------
                              Total:               100.00%
                                                  -------

--------------------------------------------------------------------------------

22. ORIGINAL TERM

                              ORIGINAL TERM   PERCENT
                              -------------   -------
                              120                0.08%
                              132                0.04
                              168                0.13
                              180               99.75
                                              -------
                              Total:           100.00%
                                              -------

W.A.: 179.9 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

23. CUT-OFF REMAINING TERM

                              CUT-OFF REMAINING TERM   PERCENT
                              ----------------------   -------
                              115 - 120                   0.08%
                              121 - 168                   0.16
                              169 - 174                   0.31
                              175 - 180                  99.45
                              Total:                    100.00%

W.A.: 179.4 months
Lowest: 119 months
Highest: 180 months

--------------------------------------------------------------------------------

24. CUTOFF LOAN AGE

                              CUTOFF LOAN AGE   PERCENT
                              ---------------   -------
                              0                   44.79%
                              1 - 6               55.21
                                                -------
                              Total:             100.00%
                                                -------

W.A.: 0.6 months
Lowest: 0 months
Highest: 6 months

--------------------------------------------------------------------------------

25. OLTV

                              OLTV            PERCENT
                              -------------   -------
                              <= 20.00           1.68%
                              20.01 - 25.00      2.52
                              25.01 - 30.00      3.66
                              30.01 - 35.00      4.88
                              35.01 - 40.00      2.89
                              40.01 - 45.00      5.85
                              45.01 - 50.00      5.73
                              50.01 - 55.00      6.82
                              55.01 - 60.00      5.88
                              60.01 - 65.00      8.09
                              65.01 - 70.00     15.04
                              70.01 - 75.00      8.83
                              75.01 - 80.00     22.47
                              80.01 - 85.00      0.66
                              85.01 - 90.00      4.59
                              90.01 - 95.00      0.39
                                              -------
                              Total:           100.00%
                                              -------

W.A.: 61.41%
Lowest: 5.28%
Highest: 95.00%

--------------------------------------------------------------------------------

26. CUT-OFF LTV

                              CUT-OFF LTV     PERCENT
                              -------------   -------
                              <= 20.00           1.68%
                              20.01 - 25.00      2.52
                              25.01 - 30.00      3.91
                              30.01 - 35.00      4.63
                              35.01 - 40.00      2.89
                              40.01 - 45.00      5.85
                              45.01 - 50.00      5.73
                              50.01 - 55.00      7.42
                              55.01 - 60.00      5.99
                              60.01 - 65.00      7.39
                              65.01 - 70.00     15.04
                              70.01 - 75.00      8.83
                              75.01 - 80.00     22.47
                              80.01 - 85.00      0.97
                              85.01 - 90.00      4.55
                              90.01 - 95.00      0.12
                                              -------
                              Total:           100.00%
                                              -------

W.A.: 61.27%
Lowest: 5.17%
Highest: 95.00%

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC

________________________________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the

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securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.